                               FOURTH AMENDMENT TO

                   BENTHOS, INC. EMPLOYEE STOCK OWNERSHIP PLAN
             AS AMENDED AND RESTATED EFFECTIVE AS OF OCTOBER 1, 1987

         AMENDMENT adopted this 26th day of January, 2000, by Benthos, Inc. (hereinafter referred to as the "Company"):

                                   WITNESSETH:

         WHEREAS, the Company has heretofore adopted a defined contribution plan known as the "Benthos, Inc. Employee Stock Ownership Plan", which was amended and restated effective as of October 1, 1987 (the "Plan"); and

         WHEREAS, the Company, pursuant to Section 16.1 of the Plan, has reserved the right to amend the Plan at any time by vote of its Board of Directors; and

         WHEREAS, the Company wishes to amend further the Plan to change the definition of `Normal Retirement Age"; and

         WHEREAS, the Company wishes to amend further the Plan to change the definition of "Normal Retirement Date"; and

         NOW, THEREFORE, effective as of October 1, 1999, unless otherwise specified, the Plan is hereby amended as follows:

         1. The definition of "Normal Retirement Age" set forth in Article II is amended by deleting the sentence in its entirety and substituting the following sentence:

                  "Normal Retirement Age" means age 59 1/2.

         2. The definition of "Normal Retirement Date" set forth in Article II is amended by deleting the sentence in its entirety and substituting the following sentence:

                  "Normal Retirement Date" means a Participant's 59 1/2 birthday.

         In all other respects the terms of the Plan remain unchanged and are in full force and effect.

         IN WITNESS WHEREOF, the undersigned Company has caused this Amendment to be executed by its duly authorized officer as of the day and year set forth above.

                                             Benthos, Inc.

                                             By: JOHN L. COUGHLIN
                                                -----------------
                                             Title:  President